--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                              Blue Chip Growth Fund
--------------------------------------------------------------------------------
                                December 31, 1998
--------------------------------------------------------------------------------

REPORT HIGHLIGHTS
================================================================================

Blue Chip Growth Fund

* Although global crises prompted significant volatility, blue chip U.S. companies ended 1998 with strong gains.

* For the 6- and 12-month periods, the Blue Chip Growth Fund provided a strong absolute return, outperform-ing its peer group and the S&P 500.

*    Technology,   telecommunications,   and  pharmaceutical   stocks  were  top
     performers, although we achieved gains in many sectors.

* We are concerned by stock valuations, but believe the environment is still favorable for high-quality companies with durable growth.

Fellow Shareholders

     Stock markets faced numerous challenges in 1998, including economic crises in Asia, Latin America, and Russia, the disruption of several key financial markets by hedge fund activity, and the impeachment of President Clinton. However, the U.S. stock market came roaring back from a substantial midyear correction to post solid gains. In fact, the Standard & Poor's 500 Stock Index posted its fourth consecutive calendar-year return exceeding 20%.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/98                    6 Months          12 Months
--------------------------------------------------------------------------------
Blue Chip Growth Fund                        9.69%             28.84%
S&P 500                                      9.22              28.57
Lipper Growth Funds Average                  6.21              22.86
================================================================================

     In this volatile but ultimately favorable environment, your fund continued to perform reasonably well. For both the six and 12 months ended December 31, 1998, it outperformed the Lipper Growth Funds Average by a significant margin and the unmanaged S&P 500 by a smaller margin, while providing investors a strong absolute return. We have outperformed the S&P 500 since the fund's inception on June 30, 1993.

DIVIDEND DISTRIBUTION

     On December 15, 1998, your Board of Directors declared an income dividend of $0.11 per share and a long-term capital gain distribution of $0.39 per share to shareholders of record on that date. The distribution was paid on December
17. You should already have received your check or statement reflecting this distribution, as well as Form 1099-DIV summarizing this information for 1998 tax purposes.

MARKET ENVIRONMENT

     The past 12 months were highly dramatic for the equity markets, with a harsh third quarter correction sandwiched between a solid expansion in the first half of the year and a strong rally at the end of the year. Although the U.S. economy remained strong, severe economic problems overseas captured headlines and heightened volatility. In some Asian economies, the troubles that first appeared in 1997 worsened, and other events during the summer -- including Russia's default of its sovereign debt and the collapse of a prominent hedge fund -- darkened the picture further. Brazil, for example, was only one of several significant foreign nations faced with daunting economic and political challenges. Many investors were concerned that sustained instability in Asia and Latin America could trigger global recession, or at least dampen the economic growth of their trading partners. While faring better than many higher-risk investments, blue chip stocks buckled under these pressures as well.

================================================================================
Preparing For The Year 2000
--------------------------------------------------------------------------------

     The Year 2000 draws closer every day, and it holds special meaning beyond the arrival of a new millennium. The issue for investors is that many computer programs throughout the world use two digits instead of four to identify the year and may assume the next century starts with 1900. If these programs are not modified, they will not be able to correctly handle the century change when the year changes from "99" to "00" on January 1, 2000, and they will no longer be able to perform necessary functions. The Year 2000 issue affects all companies and organizations.

     T. Rowe Price has been taking steps to assure that its computer systems and processes are capable of functioning in the Year 2000. Detailed plans for remediation efforts have been developed and are currently being executed.

OUR PLAN OF ACTION

     We began to address these issues several years ago by requiring that all new systems process and store four-digit years. All critical systems have been reprogrammed (including business applications required to service our customers and processing infrastructure necessary to ensure the integrity of customer data and investments), and they are currently being tested. Because we exchange data electronically with customers and vendors, we are working with them to assess the adequacy of their own compliance efforts. Our goal is to ensure the continuation of the same level of service to all our mutual fund shareholders and clients after December 31, 1999.

     We are asking all vendors and companies we do business with for a Year 2000 compliance status, with the expectation that some organizations will not be able to modify their interface files prior to December 31, 1999. In addition, we are scheduling tests for critical vendors and companies that claim Year 2000 compliance to ensure that time-related data and calculations function properly as we move into the next century.

SMOOTH  TRANSITION  PLANNED

     We believe our programs and initiatives will provide a smooth transition into the next millennium. We are assessing all systems providing products or services to our retail mutual fund shareholders, retirement plan sponsors, and participants, and we have modified them where necessary for the Year 2000.

     The Securities Industry Association (SIA) is coordinating Year 2000 testing to assure that securities markets, clearing corporations, depositories, and third party service providers can send, receive, and process files and transactions accurately. In late July 1998, the SIA completed a beta test of Year 2000 readiness. The test was considered successful in terms of transactions completed and will serve as the basis for the SIA's industry-wide approach. During October 1998, T. Rowe Price completed its beta test of Year 2000 readiness with the SIA and is ready for the industry-wide test that is scheduled for March and April 1999.

     For a more detailed discussion of our Year 2000 effort, as well as continuing updates on our progress, please check our Web site (WWW.TROWEPRICE.COM).
================================================================================

     During the worst of the correction, investors questioned the underpinnings of the long economic expansion in the U.S. and Europe as well as the earnings-growth potential of many blue chip, multinational companies. They also feared that economic weakness and a flood of cheap imports (due to the devaluation of foreign currencies) would result in severe pricing pressure and deflation in the U.S. There were, in fact, signs of a meaningful deterioration in pricing power for a number of companies, particularly in the basic industries and commodities areas.

     However, there was also encouraging news during the year, even on the foreign front. Japan appeared to recognize the severity of its banking and economic problems and took a much more aggressive approach to stimulating growth. China's currency remained relatively stable while its economy expanded. Growth in the U.S. and many European countries appeared to be on sound footing with low unemployment and solid consumer spending. The Federal Reserve (and other world monetary authorities) engaged in a pattern of lowering interest rates, which appeared to promote stability in financial markets and improve the chances of sustained growth. Finally, earnings at many companies were surprisingly strong -- even in areas like technology that have been affected by the Asian crisis.

     These positive trends helped restore blue chip stock performance at the end of the year. The best results were logged by companies with stable growth characteristics, such as consumer stocks, financials, and pharmaceuticals. The technology sector also outperformed, and included a remarkable rally in Internet stocks.

Portfolio Review

     Although your fund has less exposure to the technology sector than its average peer, our holdings added significantly to performance in the second half. Our investment in AMERICA ONLINE, initiated in the first half, made a very strong contribution despite the moderate size of the holding. MICROSOFT, INTEL, EMC (a leading provider of data storage and software solutions), and CISCO SYSTEMS performed very well. NOKIA, a leading maker of wireless telephones and telecommunication equipment, NETWORK ASSOCIATES, a top provider of software used to detect computer viruses and maintain the security of data networks, and ORACLE, the leader in database management software, also produced strong gains for the fund.

     Consumer products stocks continued to have a substantial role in the fund but were not among the portfolio's best performers. Nonetheless, the introduction of innovative products provided unit growth, pricing flexibility, and strong revenue and earnings growth at several pharmaceuticals. BRISTOL-MYERS SQUIBB and PFIZER generated top-tier gains during the past six months, while WARNER-LAMBERT and SCHERING-PLOUGH also made strong full-year contributions.

     We maintained a substantial position in retailing stocks because they have been relatively unaffected by the Asian crisis and we expect many of them -- discount, food, and drug retailers especially -- to generate earnings growth in most economic environments. Long-time holdings SAFEWAY, CVS, HOME DEPOT, and WAL-MART have each produced powerful improvements in same-store sales and earnings over the past several years and were stellar performers in the second half of 1998. FRED MEYER, a leading West Coast food retailer, is being acquired by KROGER, and both holdings produced solid operating and investment results.

     [A pie chart based on net assets as of 12/31/98 with the following segments: Business services and transportation, 15%. Capital equipment, process industries, and basic materials, 7%. Technology, 13%. Consumer services and consumer cyclicals, 18%. Financial, 19%. Energy and utilities, 6%. Consumer nondurables, 18%. Reserves, 4%.]

     Entertainment, media, and telecommunications companies benefited from the health of the American consumer despite the economic turmoil in certain foreign economies. Among the best second-half contributors were media giant TIME WARNER, with its significant cable interests, and MCDONALD'S, which is generating improved results as it revamps its food delivery systems. Additionally, MCI WORLDCOM, SBC COMMUNICATIONS (formerly Southwestern Bell), ALLTEL, AIRTOUCH COMMUNICATIONS, the leading wireless service provider which is in talks to be acquired by Bell Atlantic/GTE, and AT&T were all solid performers.

     Financial stocks were crushed in the second and third quarters. The default on Russian sovereign debt and the huge related losses suffered by hedge fund Long-Term Capital Management contributed to a severe loss of liquidity on which global financial firms depend. However, as investors became more confident that the challenges were manageable, these stocks bounced back. Institutions with limited exposure to Asia and powerful fee-generating businesses, which are relatively insensitive to economic activity, attracted our incremental investment dollars and fared relatively well overall. In fact, WELLS FARGO, FREDDIE MAC, BANK OF NEW YORK, and FANNIE MAE each provided major contributions to performance in the second half.

     Despite the crisis of confidence in the third quarter, certain manufacturing stocks made steady but potent gains. TYCO INTERNATIONAL, the leading provider of fire control, security systems, and health care supplies was a fine performer. DANAHER and GE were also rewarding.

     As always, some stocks were disappointing. STARWOOD HOTELS & RESORTS was our largest loser in the second half. The company is the leading operator of hotels in the U.S. and appears to be successfully integrating its recent acquisition of ITT (owner of Sheraton Hotels and Caesar's World gaming). However, the company's original status as a paired share REIT (real estate investment trust) had to be changed as legislation challenged many of the tax advantages of this type of structure. Although the company made this change successfully, there was some modest slippage in the company's operating earnings goals. As a result, we reduced our position somewhat despite the stock's extremely attractive valuation. We want to see that results meet ambitious projections before making this a larger holding.

     Health care services has been a very challenging area. This point was reinforced in the second half when even many of the "quality" stocks in this sector performed poorly. HEALTHSOUTH, the leading outpatient care and rehabilitative services provider, announced that pressure from large commercial health care plans could hurt 1999 profitability. The company's balance sheet is strong and its growth record is impressive; our recent communications with management indicate that pricing problems may affect growth, but should be manageable. We reduced our position but will hold on to what remains until more data is available. UNITED HEALTHCARE, a leading HMO, disappointed investors again with losses in its Medicare business. However, we have seen the company tighten expense control, retrench from loss-generating businesses, and focus on rewarding shareholders through share repurchase and other concrete actions. Consequently, we have increased our holding.

Strategy

     Our investment strategy continues to focus on maintaining positions in core holdings as long as the fundamentals remain strong and the valuations are reasonable. Consequently, much of the substantial cash flow the fund received was invested opportunistically in existing holdings. For example, additions to Freddie Mac, Microsoft, CBS, and ASSOCIATES FIRST CAPITAL were large enough to be listed among our 10 largest purchases for the past six months.

     However, we did establish some major new positions. Bank of New York is one of the oldest and most profitable banks in the world. With leading positions in several processing businesses, it generates a relatively high percentage of profits from recurring revenues and performed very well in 1998.

     We also bought two securities in the face of market skepticism that have generated strong investment gains to date. HBOC is the leading provider of software and information processing solutions to health care companies. HBOC is being acquired by MCKESSON, a major drug distributor. The market has been doubtful that this combination makes strategic sense. However, both companies are well managed, and current business prospects are very strong. While it will take careful coordination to realize their goal of becoming the best resource to help health care organizations manage information (including patient outcomes data) more effectively and efficiently, the rewards to the company could be substantial.

     As we noted in our last report, CBS has transformed itself into a leading provider of radio and television broadcasting services. In particular, the larger and much more profitable radio broadcasting business has dominant positions in most leading markets and continues to thrive. The management at CBS realized that its radio business, consisting of the old Group Westinghouse and Infinity operations, was its most attractive asset and we bought shares in the resulting Infinity spin-off.

Outlook

     The market continues to face several challenges, including the risk of a global economic slowdown stemming from problems in Latin America and Asia and the current impeachment proceedings. While the challenges should not be underestimated, the overall environment for U.S. equities, including inflation, interest rates, mutual fund inflows, and corporate earnings, continues to be positive. On balance, the primary challenge for future stock performance may be the outstanding gains of the recent past. Stock valuations remain expensive by all conventional measures, particularly as evidenced by the historically low dividend yield on the S&P 500.

     We realize that sound investing must be driven by the outlook for the general investment environment, anticipated company earnings, and careful selection of stocks at reasonable valuations. Considering these factors, we believe the outlook for U.S. stocks and your fund remains favorable:

* Despite the concerns regarding a slowdown and possible deflation, economic data support the thesis that the economy is growing at a moderate pace.

* Earnings growth is very strong at many high-quality U.S. companies, and the valuations of selected companies remain reasonable.

* Many of the most attractive companies in our universe have topnotch, entrepreneurial management and sound business models. Through careful management of costs and proper incentives, many of these management teams have improved the competitiveness of their businesses and improved the durability and predictability of earnings.

* Many of our holdings generate significant amounts of free cash flow. Shareholder-oriented management can be trusted to use this cash to repurchase shares or make acquisitions in a manner that often enhances stock performance over time. This may prove to be particularly advantageous if a challenging environment depresses stock values or opens the door for potential acquisitions.

     The stock market will not always go up, but we believe we can enhance returns and lower risk over time by investing in companies that can generate earnings growth regardless of the economic or interest rate environment, and by buying them at reasonable valuations. As always, we strive to own blue chip companies with leading market positions, seasoned management, and strong financial fundamentals because we believe they will provide superior investment results. We appreciate your continued support in this endeavor.

Respectfully submitted,

/s/

Larry J. Puglia
President and Chairman of the Investment Advisory Committee
January 23, 1999

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        12/31/98
MCI WorldCom ..............................................                 2.4%
Tyco International ........................................                 2.3
Freddie Mac ...............................................                 2.2
Citigroup .................................................                 2.1
Microsoft .................................................                 2.0
Wells Fargo ...............................................                 1.8
Bristol-Myers Squibb ......................................                 1.7
Danaher ...................................................                 1.5
Safeway ...................................................                 1.5
Fannie Mae ................................................                 1.4
Time Warner ...............................................                 1.4
Pfizer ....................................................                 1.4
Warner-Lambert ............................................                 1.3
Merck .....................................................                 1.3
GE ........................................................                 1.3
Intel .....................................................                 1.2
AlliedSignal ..............................................                 1.2
Philip Morris .............................................                 1.2
Waste Management ..........................................                 1.2
America Online ............................................                 1.2
SBC Communications ........................................                 1.2
Network Associates ........................................                 1.1
CVS .......................................................                 1.1
First Union ...............................................                 1.1
Mobil .....................................................                 1.0
Total .....................................................                37.1%
================================================================================

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

================================================================================
Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/98

Ten Largest Purchases
--------------------------------------------------------------------------------
Bank of New York *
HBO *
Infinity Broadcasting *
Saks *
Freddie Mac
Microsoft
Fox Entertainment Group *
CBS
Associates First Capital
McKesson *

Ten Largest Sales
--------------------------------------------------------------------------------
Tellabs
U.S. Bancorp
Bank One
BankBoston **
SLM Holdings **
National City
Honeywell **
Biogen
Abbott Laboratories **
Washington Mutual **

*    Position added
**   Position eliminated
================================================================================

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Blue Chip Growth Fund SEC graph shown here]

================================================================================
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
                                                                Since  Inception
Periods Ended 12/31/98      1 Year    3 Years    5 Years    Inception       Date
Blue Chip Growth Fund       28.84%     28.05%     23.89%       24.48%    6/30/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights
                                                       Year
                                                      Ended
                                                   12/31/98           12/31/97         12/31/96         12/31/95         12/31/94
NET ASSET VALUE
Beginning of period ......................        $   24.17          $   19.06          $ 15.09          $ 11.11           $11.24
Investment activities
        Net investment income ............             0.11               0.13             0.14             0.16*            0.12*
        Net realized and
        unrealized gain (loss) ...........             6.82               5.12             4.05             4.05            (0.03)
        Total from
        investment activities ............             6.93               5.25             4.19             4.21             0.09
Distributions
        Net investment income ............            (0.11)             (0.12)           (0.14)           (0.15)           (0.10)
        Net realized gain ................            (0.39)             (0.02)           (0.08)           (0.08)           (0.12)
        Total distributions ..............            (0.50)             (0.14)           (0.22)           (0.23)           (0.22)
NET ASSET VALUE
End of period ............................        $   30.60          $   24.17          $ 19.06          $ 15.09           $11.11
Ratios/Supplemental Data
Total return^ ............................            28.84%             27.56%           27.75%           37.90%*           0.80%*
Ratio of expenses to
average net assets .......................             0.91%              0.95%            1.12%            1.25%*           1.25%*
Ratio of net investment
income to average
net assets ...............................             0.43%              0.86%            0.87%            1.27%*           1.05%*
Portfolio turnover rate ..................             34.5%              23.7%            26.3%            38.1%            75.0%
Net assets, end of period
(in millions) ............................        $   4,330          $   2,345          $   540          $   146           $   39

^    Total return  reflects the rate that an investor  would have earned on an investment  in the fund during each period,  assuming reinvestment of all distributions.
*    Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/96. 12

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998

================================================================================
Statement of Net Assets
                                                                   Shares  Value
--------------------------------------------------------------------------------
                                                                    In thousands

Common Stocks  96.5%
FINANCIAL  18.3%
Bank and Trust  9.1%
Bank of New York .................................      1,100,000      $  44,275
Bank One .........................................        300,000         15,319
BankAmerica ......................................        650,000         39,081
Chase Manhattan ..................................        430,000         29,267
Citigroup ........................................      1,810,499         89,620
First Union ......................................        750,000         45,609
Mellon Bank ......................................        565,000         38,844
National City ....................................         50,000          3,625
State Street .....................................         70,000          4,869
U.S. Bancorp .....................................        170,000          6,035
Wells Fargo ......................................      1,925,000         76,880
                                                                         393,424

Insurance  3.1%
ACE Limited ......................................      1,000,000         34,438
Allstate .........................................        250,000          9,656
American International Group .....................         64,000          6,184
EXEL (Class A) ...................................        560,300         42,022
Travelers Property Casualty (Class A) ............        590,000         18,290
UNUM .............................................        380,000         22,183
                                                                         132,773

Financial Services  6.1%
American Express .................................        271,000         27,710
Associates First Capital (Class A) ...............        770,000         32,629
Capital One Financial ............................        214,000         24,610
Fannie Mae .......................................        809,000         59,866
Freddie Mac ......................................      1,450,000         93,434
Household International ..........................        130,000          5,151
Morgan Stanley Dean Witter .......................        226,000         16,046
Providian Financial ..............................         75,000          5,625
                                                                         265,071
Total Financial ..................................                       791,268

UTILITIES  3.2%
Telephone Services  3.2%
ALLTEL ...........................................        590,000        $35,289
AT&T .............................................        380,000         28,595
GTE ..............................................        236,000         15,340
SBC Communications ...............................        932,000         49,979
Telebras ADR * ...................................        100,000          7,269
Total Utilities ..................................                       136,472

CONSUMER NONDURABLES  18.1%
Cosmetics  0.3%
Gillette .........................................        300,000         14,494
                                                                          14,494

Beverages  0.8%
Coca-Cola ........................................        100,000          6,687
PepsiCo ..........................................        740,000         30,294
                                                                          36,981

Food Processing  1.6%
Campbell .........................................        235,000         12,925
General Mills ....................................         50,000          3,888
Heinz ............................................        235,000         13,307
Ralston Purina ...................................        300,000          9,712
Sara Lee .........................................      1,010,000         28,469
                                                                          68,301

Hospital Supplies/Hospital Management  1.4%
Arterial Vascular Engineering * ..................        160,000          8,385
Guidant ..........................................        200,000         22,050
HealthSouth * ....................................      1,000,000         15,437
Medtronic ........................................        110,000          8,168
Steris * .........................................        200,000          5,688
                                                                          59,728

Pharmaceuticals  9.6%
American Home Products ...........................        662,000         37,279
Biogen * .........................................        303,700         25,188
Bristol-Myers Squibb .............................        545,000         72,928
Eli Lilly ........................................        356,000         31,640
Johnson & Johnson ................................        350,000         29,356
Merck ............................................        376,000       $ 55,530
Pfizer ...........................................        470,000         58,956
Pharmacia & Upjohn ...............................        115,000          6,512
Schering-Plough ..................................        750,000         41,437
Warner-Lambert ...................................        775,000         58,270
                                                                         417,096

Health Care Services  0.8%
United HealthCare ................................       764,000          32,900
                                                                          32,900

Miscellaneous Consumer Products  3.6%
Colgate-Palmolive ................................        250,000         23,219
Hasbro ...........................................        680,000         24,565
Newell ...........................................        415,000         17,119
Philip Morris ....................................        985,000         52,697
Procter & Gamble .................................        250,000         22,828
Service Corp. International ......................        370,000         14,083
                                                                         154,511
Total Consumer Nondurables .......................                       784,011

CONSUMER SERVICES  15.3%
General Merchandisers  3.2%
Dayton Hudson ....................................        150,000          8,138
Fred Meyer * .....................................        750,000         45,187
Saks * ...........................................        845,000         26,670
Wal-Mart .........................................        520,000         42,348
Warnaco Group (Class A) ..........................        700,000         17,675
                                                                         140,018

Specialty Merchandisers  4.8%
CVS ..............................................        830,524         45,679
Home Depot .......................................        575,000         35,183
Kroger * .........................................        220,000         13,310
McKesson .........................................        250,000         19,765
Rite Aid .........................................        575,000         28,498
Safeway * ........................................      1,042,000         63,497
                                                                         205,932

Entertainment and Leisure  2.1%
Carnival (Class A) ...............................        575,000         27,600
Disney ...........................................        400,000         12,000
McDonald's .......................................        430,000        $32,949
US WEST Media * ..................................        400,000         18,800
                                                                          91,349

Media and Communications  5.2%
CBS ..............................................      1,300,000         42,575
Chancellor Media * ...............................        170,000          8,134
Clear Channel Communications * ...................        300,000         16,350
Fox Entertainment Group * ........................        880,000         22,165
Infinity Broadcasting * ..........................      1,365,700         37,386
Time Warner ......................................        950,000         58,959
Tribune ..........................................        475,000         31,350
Valassis Communications * ........................        200,000         10,325
                                                                         227,244
Total Consumer Services ..........................                       664,543

CONSUMER CYCLICALS  2.2%
Automobiles and Related  0.7%
Federal-Mogul ....................................        370,000         22,015
SPX * ............................................        115,000          7,705
                                                                          29,720

Building and Real Estate  0.9%
Crescent Real Estate Equities, REIT ..............        650,000         14,950
Starwood Hotels & Resorts, REIT ..................      1,060,000         24,049
                                                                          38,999

Miscellaneous Consumer Durables  0.6%
Masco ............................................        890,000         25,587
                                                                          25,587
Total Consumer Cyclicals .........................                        94,306

TECHNOLOGY  13.2%
Electronic Components  3.7%
EMC * ............................................        415,000         35,275
Intel ............................................        449,000         53,220
Linear Technology ................................        150,000         13,430
Maxim Integrated Products * ......................        500,000         21,828
Texas Instruments ................................        210,000         17,968
Xilinx * .........................................        310,000         20,179
                                                                         161,900

Electronic Systems  1.5%
Hewlett-Packard ..................................        370,000        $25,276
Nokia ADR ........................................        325,000         39,142
                                                                          64,418

Information Processing  1.3%
COMPAQ Computer ..................................        325,000         13,630
Dell Computer * ..................................        271,000         19,842
IBM ..............................................        121,000         22,355
                                                                          55,827

Office Automation  0.4%
Ceridian * .......................................        250,000         17,453
                                                                          17,453

Specialized Computer  0.4%
Sun Microsystems * ...............................        220,000         18,824
                                                                          18,824

Telecommunications Equipment  4.4%
AirTouch Communications * ........................        475,000         34,260
Cisco Systems * ..................................        475,000         44,101
Lucent Technologies ..............................         34,000          3,740
MCI WorldCom * ...................................      1,436,633        103,123
Tellabs * ........................................        100,000          6,856
                                                                         192,080

Aerospace and Defense  1.5%
AlliedSignal .....................................      1,200,000         53,175
Raytheon (Class B) ...............................        190,000         10,117
                                                                          63,292
Total Technology .................................                       573,794

CAPITAL EQUIPMENT  5.5%
Electrical Equipment  3.6%
GE ...............................................        541,000         55,215
Tyco International ...............................      1,346,331        101,564
                                                                         156,779

Machinery  1.9%
Danaher ..........................................      1,180,000         64,089
Teleflex .........................................        400,000         18,250
                                                                          82,339
Total Capital Equipment ..........................                       239,118

BUSINESS SERVICES AND
TRANSPORTATION  15.2%
Computer Service and Software  10.6%
Adobe Systems ....................................        100,000      $   4,681
America Online ...................................        325,000         50,050
Ascend Communications * ..........................        160,000         10,525
Automatic Data Processing ........................        430,000         34,481
BMC Software * ...................................        770,000         34,337
Computer Associates ..............................        130,000          5,541
Compuware * ......................................        250,000         19,523
First Data .......................................        820,106         25,987
Galileo International ............................        500,700         21,780
HBO ..............................................      1,210,000         34,750
Microsoft * ......................................        626,000         86,721
Network Associates * .............................        700,000         46,441
Oracle * .........................................        590,000         25,462
Parametric Technology * ..........................      1,580,000         25,675
Sterling Commerce * ..............................        415,000         18,675
SunGard Data Systems * ...........................        350,000         13,891
                                                                         458,520

Distribution Services  0.6%
Cardinal Health ..................................        150,630         11,429
U.S. Foodservice * ...............................        340,620         16,690
                                                                          28,119

Environmental  0.2%
Rentokil Group (GBP) .............................        900,000          6,786
                                                                           6,786

Miscellaneous Business Services  3.1%
Cendant * ........................................        700,000         13,344
Equifax ..........................................        340,000         11,624
H&R Block ........................................        470,000         21,150
Omnicom ..........................................        610,000         35,380
Waste Management .................................      1,090,000         50,821
                                                                         132,319

Railroads  0.7%
Burlington Northern Santa Fe .....................        380,000         12,825
Norfolk Southern .................................        610,000         19,329
                                                                          32,154
Total Business Services and Transportation .......                       657,898

ENERGY  2.7%
Energy Services  0.5%
Halliburton ......................................        600,000        $17,775
Schlumberger .....................................        100,000          4,613
                                                                          22,388

Integrated Petroleum-Domestic  0.7%
British Petroleum ADR ............................        220,000         20,900
USX-Marathon .....................................        340,000         10,243
                                                                          31,143

Integrated Petroleum - International  1.5%
Chevron ..........................................        200,000         16,587
Mobil ............................................        520,000         45,305
                                                                          61,892
Total Energy .....................................                       115,423

PROCESS INDUSTRIES  1.4%
Specialty Chemicals  0.3%
Great Lakes Chemical .............................        300,000         12,000
                                                                          12,000

Paper and Paper Products  1.1%
Fort James .......................................        470,000         18,800
Kimberly-Clark ...................................        520,000         28,340
                                                                          47,140
Total Process Industries .........................                        59,140

MISCELLANEOUS  1.4%
Berkshire Hathaway (Class A) * ...................            250         17,500
Other Miscellaneous ..............................                        43,584
Total Miscellaneous ..............................                        61,084
Total Common Stocks (Cost $3,033,681) ............                     4,177,057

Short-Term Investments  3.2%
Money Market Funds  3.2%
Reserve Investment Fund, 5.42% # .................    140,222,718        140,223
Total Short-Term Investments (Cost $140,223) .....                       140,223

Total Investments in Securities
99.7% of Net Assets (Cost $3,173,904) ............                   $ 4,317,280

Other Assets Less Liabilities ....................                        12,854

NET ASSETS .......................................                   $ 4,330,134
Net Assets Consist of:
Accumulated net realized gain/loss - net of distributions            $     8,507
Net unrealized gain (loss)                                             1,143,376
Paid-in-capital applicable to 141,517,395 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized       3,178,251

NET ASSETS .......................................                   $ 4,330,134

NET ASSET VALUE PER SHARE ........................                   $     30.60

#      Seven-day yield
*      Non-income producing
ADR    American Depository Receipt
REIT   Real Estate Investment Trust
GBP    British sterling

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                            Year
                                                                           Ended
                                                                        12/31/98
Investment Income
Income
        Dividend ................................................       $ 32,524
        Interest ................................................         10,481
        Total income ............................................         43,005
Expenses
        Investment management ...................................         19,869
        Shareholder servicing ...................................          8,197
        Registration ............................................            487
        Prospectus and shareholder reports ......................            305
        Custody and accounting ..................................            182
        Legal and audit .........................................             14
        Directors ...............................................             14
        Miscellaneous ...........................................             28
        Total expenses ..........................................         29,096
Net investment income ...........................................         13,909

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities ..........................         66,217
Change in net unrealized gain or loss on securities .............        754,612
Net realized and unrealized gain (loss) .........................        820,829

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ..........................................       $834,738

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

====================================================================================================================================
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
In thousands

                                                                                                      Year
                                                                                                     Ended
                                                                                                  12/31/98                 12/31/97
Increase (Decrease) in Net Assets
Operations
        Net investment income ....................................................             $    13,909              $    11,955
        Net realized gain (loss) .................................................                  66,217                   (3,900)
        Change in net unrealized gain or loss ....................................                 754,612                  303,584
        Increase (decrease) in net assets from operations ........................                 834,738                  311,639
Distributions to shareholders
        Net investment income ....................................................                 (15,078)                 (11,113)
        Net realized gain ........................................................                 (53,457)                  (1,852)
        Decrease in net assets from distributions ................................                 (68,535)                 (12,965)
Capital share transactions *
        Shares sold ..............................................................               1,971,557                1,862,992
        Distributions reinvested .................................................                  67,284                   12,659
        Shares redeemed ..........................................................                (819,465)                (369,444)
        Increase (decrease) in net assets from capital
        share transactions .......................................................               1,219,376                1,506,207
Net Assets
Increase (decrease) during period ................................................               1,985,579                1,804,881
Beginning of period ..............................................................               2,344,555                  539,674
End of period ....................................................................             $ 4,330,134              $ 2,344,555
*Share information
        Shares sold ..............................................................                  72,851                   85,107
        Distributions reinvested .................................................                   2,377                      535
        Shares redeemed ..........................................................                 (30,731)                 (16,932)
        Increase (decrease) in shares outstanding ................................                  44,497                   68,710

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
                                                               December 31, 1998

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1993.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     PREMIUMS AND DISCOUNTS Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $2,289,298,000 and $1,039,135,000, respectively, for the year ended December 31, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund utilized capital loss carryforwards of $2,275,000 in 1998.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1998. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net investment income                                   $ 376,000
Undistributed net realized gain                                        (371,000)
Paid-in-capital                                                          (5,000)

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $3,173,904,000. Net unrealized gain aggregated $1,143,376,000 at period end, of which $1,221,928,000 related to appreciated investments and $78,552,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $2,137,000 was payable at December 31, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At December 31, 1998, and for the year then ended, the effective annual group fee rate was 0.32% . The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $5,805,000 for the year ended December 31, 1998, of which $576,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 8.3% of the outstanding shares of the Blue Chip Growth Fund at December 31, 1998. For the year then ended, the fund was allocated $826,000 of Spectrum expenses.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1998, totaled $10,357,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the year ended December 31, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $3,443,000 with certain affiliates of the manager and paid commissions of $3,000 related thereto.

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

================================================================================
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price Blue Chip Growth Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
January 21, 1999

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------

================================================================================
Tax Information (Unaudited) for the Tax Year Ended 12/31/98
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The  fund's   distributions  to  shareholders   included  $53,828,000  from
long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $13,914,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
================================================================================

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          CHECKING Available on most fixed income funds ($500 minimum).

          AUTOMATIC INVESTING From your bank account or paycheck.

          AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

          DISTRIBUTION   Options   Reinvest   all,   some,   or   none  of  your
          distributions.

          AUTOMATED 24-HOUR SERVICES Including  Tele*Access  [Registration Mark]
          and  the  T.   Rowe   Price  Web  site  on  the   Internet.   Address:
          www.troweprice.com

          BROKERAGE SERVICES*

          INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

          INVESTMENT INFORMATION

          COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

          SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

          T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

          PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

          INSIGHTS Educational reports on investment strategies and financial markets.

          INVESTMENT   GUIDES  Asset  Mix  Worksheet,   College   Planning  Kit,
          Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

         * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.#

FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
shareholder service center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Blue Chip Growth Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F93-050  12/31/98